SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 27, 2001


                     Tangible Asset Galleries, Inc.
    ------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                               Nevada
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           (State or other jurisdiction of incorporation)


         0-21271                                      88-0396772
   ------------------                       ------------------------------
(Commission File Number)                   (IRS Employer Identification No.)



               1550 S. Pacific Coast Highway, Suite 103
                  Laguna  Beach, California  92651
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               (Address of principal executive  offices) (Zip Code)

Registrant's telephone number, including area code: (949) 376-2660


                                 N/A
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          (Former name or former address, if changed since last report)

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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of March 27, 2001, BDO Seidman LLP, Independent Certified Public Accountants, the independent accountants then engaged as the principal accountant to audit the consolidated financial statements of Tangible Asset Galleries (the "Company" or the "Registrant"), resigned as the Company's principal accountant.

The audit report of BDO Seidman LLP on the consolidated financial statements of the Company as of and for the year ended December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

The decision to change accountants was not approved by the board of directors of the Company.

During the period of BDO Seidman LLP's engagement and during the Company's most recent fiscal year and any subsequent interim period preceding their resignation, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

In their letter of resignation, BDO Seidman LLP, stated that on March 23, 2001 they withdrew from the performance of their fieldwork procedures with respect to their audit of the Company's consolidated financial statements as of and for the year ended December 31, 2000, as they believed that the books and records of the Company were not in an "auditable state" and would not be so in a reasonable amount of time.

Management of the Company disagrees with BDO Seidman's assertions and believes that the Company's books and records are in an "auditable state."

The Registrant has authorized the former accountant to respond fully to any inquiries by a successor accountant.

The Registrant has provided a copy of this disclosure to its former accountants, and the Registrant requested that the former accountants furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses to this filing will be included as an exhibit to an amendment of this report upon receipt as required by Item 304 of Regulation S-B.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 2, 2001                    TANGIBLE ASSET GALLERIES, INC.


                                        By:/s/  Michael R. Haynes
                                        -------------------------
                                        Michael R. Haynes
                                        President and Chief Financial Officer